Exhibit 99.(q)(2)

2nd VOTE FUNDS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of 2nd Vote Funds, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Robert M. Elwood, Alexandra Alberstadt and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N-1A of the Trust, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Daniel Grant	Date: June 6, 2021

Daniel Grant

President and Chief Executive Officer (Principal Executive Officer), Trustee

2nd VOTE FUNDS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of 2nd Vote Funds, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Robert M. Elwood, Alexandra Alberstadt and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N-1A of the Trust, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Troy M. Statczar	Date: June 6, 2021

Troy M. Statczar

Principal Financial Officer and Treasurer

2nd VOTE FUNDS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of 2nd Vote Funds, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Robert M. Elwood, Alexandra Alberstadt and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N-1A of the Trust, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Timothy Booth	Date: June 6, 2021

Timothy Booth

Trustee

2nd VOTE FUNDS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of 2nd Vote Funds, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Robert M. Elwood, Alexandra Alberstadt and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N-1A of the Trust, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ David L. Dunavant	Date: June 6, 2021

David L. Dunavant

Trustee

2nd VOTE FUNDS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of 2nd Vote Funds, a Delaware statutory trust (the “Trust”), do hereby constitute and appoint Robert M. Elwood, Alexandra Alberstadt and Ethan D. Corey, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, any and all amendments to the Registration Statement on Form N-1A of the Trust, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Peter W. Hastings	Date: June 6, 2021

Peter W. Hastings

Trustee